PHOENIX GOLD INTERNATIONAL, INC.

                                  AMENDMENT TO
                                 RESTATED BYLAWS

      ARTICLE I, SECTION 2, SUBSECTION (C) OF THE RESTATED BYLAWS OF PHOENIX GOLD INTERNATIONAL, INC., AN OREGON CORPORATION (THE "CORPORATION"), IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

                                    ARTICLE I
                        SHAREHOLDERS: MEETINGS AND VOTING

                                      * * *
Section 2. ANNUAL MEETINGS
           ---------------

                                      * * *
   "(c) At the annual meeting of shareholders, only such matters as shall have been properly brought before the meeting shall be considered and acted upon. To be properly brought before an annual meeting, a matter must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the discretion of the Board of Directors, (ii) otherwise brought before the meeting by or at the direction of the Board of Directors, or (iii) properly brought before the meeting by a shareholder. For any matter to be properly brought before the annual meeting by a shareholder, the shareholder must have given prior written notice to the Secretary of the Corporation at its principal executive offices not less than 120 days nor more than 150 days before the date of the Corporation's proxy statement released to shareholders in connection with the previous year's annual meeting of shareholders, except as provided in the next sentence. If the Corporation did not hold an annual meeting of shareholders the previous year, or if the date of the Corporation's annual meeting of shareholders has been changed by more than 30 days from the date of the previous year's meeting, the shareholder must have given prior written notice to the Secretary of the Corporation at its principal executive offices on or before a date which is a reasonable time before the date on which the Corporation will begin to print and mail the proxy materials prepared for the meeting, as determined by the Corporation's Board of Directors and disclosed in the Corporation's earliest possible quarterly report filed under the Securities Exchange Act of 1934, as amended. A shareholder's notice to the Secretary in order to be valid must set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the matter proposed to be brought before the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the shareholder proposing such business,
(iii) the class and number of shares of the Corporation which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in the matter. No matter shall be considered or acted upon at an annual meeting except in accordance with the procedures set forth in this Section 2. The presiding officer at any annual meeting shall determine whether any matter was properly brought before the meeting in accordance with the provisions of this section. If such presiding officer determines that any matter has not been properly brought before the meeting, he or she shall so declare at the meeting and any such matter shall not be considered or acted upon."

      ARTICLE II, SECTION 11, SUBSECTION (B) OF THE CORPORATION'S RESTATED BYLAWS IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

                                   ARTICLE II
                              DIRECTORS: MANAGEMENT

                                      * * *
Section 11.     NOMINATION OF DIRECTORS
                -----------------------

                                      * * *
"(b) To be timely, the shareholder must have given prior written notice to the Secretary of the Corporation at its principal executive offices not less than 120 days nor more than 150 days before the date of the Corporation's proxy statement released to shareholders in connection with the previous year's annual meeting of shareholders, except as provided in the next sentence. If the Corporation did not hold an annual meeting of shareholders the previous year, or if the date of the Corporation's annual meeting of shareholders has been changed by more than 30 days from the date of the previous year's meeting, the shareholder must have given prior written notice to the Secretary of the Corporation at its principal executive offices on or before a date which is a reasonable time before the date on which the Corporation will begin to print and mail the proxy materials prepared for the meeting, as determined by the Corporation's Board of Directors and disclosed in the Corporation's earliest possible quarterly report filed under the Securities Exchange Act of 1934, as amended."

                        PHOENIX GOLD INTERNATIONAL, INC.

                                 RESTATED BYLAWS
                       As amended through December 1, 1999

                                    ARTICLE 1
                        SHAREHOLDERS: MEETINGS AND VOTING

Section 1.  PLACE OF MEETINGS
            -----------------

                  Meetings of the shareholders of Phoenix Gold International, Inc. (the "Corporation") shall be held at the principal office of the Corporation, or any other place, either within or without the state of Oregon, selected by the Board of Directors.

Section 2.  ANNUAL MEETINGS
            ---------------

                  (a) The annual meeting of the shareholders shall be held on the third Monday in January of each year, if not a legal holiday, and if a legal holiday then on the next succeeding business day, at such time as may be prescribed by the Board of Directors and specified in the notice of the meeting. The Board of Directors shall have the discretion to designate a different annual meeting date for any year provided that the date so designated is within 60 days of the date specified in the preceding sentence. At the annual meeting, the shareholders shall elect by vote a Board of Directors, consider reports of the affairs of the Corporation and transact such other business as may properly be brought before the meeting.

                  (b) If the annual meeting is not held within the earlier of six months after the end of the Corporation's fiscal year or 15 months after its last annual meeting, the circuit court of the county where the Corporation's principal office is located, or, if the principal office is not in Oregon, where the registered office of the Corporation is or was last located, may summarily order a meeting to be held upon the application of any shareholder of the Corporation entitled to participate in an annual meeting.

                  (c) At the annual meeting of shareholders, only such matters as shall have been properly brought before the meeting shall be considered and acted upon. To be properly brought before an annual meeting, a matter must be
(i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the meeting by or at the direction of the Board of Directors, or (iii) properly brought before the meeting by a shareholder. For any matter to be properly brought before the annual meeting by a shareholder, the shareholder must have given prior written notice to the Secretary of the Corporation at its principal executive offices not less than 120 days nor more than 150 days before the date of the Corporation's proxy statement released to shareholders in connection with the previous year's annual meeting of shareholders, except as provided in the next sentence. If the Corporation did not hold an annual meeting of shareholders the previous year, or if the date of the Corporation's annual meeting of shareholders has been changed by more than 30 days from the date of the previous year's meeting, the shareholder must have given prior written notice to the Secretary of the Corporation at its principal executive offices on or before a date which is a reasonable time before the date on which the Corporation will begin to print and mail the proxy materials prepared for the meeting, as determined by the Corporation's Board of Directors and disclosed in the Corporation's earliest possible quarterly report filed under the Securities Exchange Act of 1934, as amended. A shareholder's notice to the Secretary in order to be valid must set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the matter proposed to be brought before the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the shareholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in the matter. No matter shall be considered or acted upon at an annual meeting except in accordance with the procedures set forth in this Section 2. The presiding officer at any annual meeting shall determine whether any matter was properly brought before the meeting in accordance with the provisions of this section. If such presiding officer determines that any matter has not been properly brought before the meeting, he or she shall so declare at the meeting and any such matter shall not be considered or acted upon.

Section 3.  SPECIAL MEETINGS
            ----------------

                  (a) The Corporation shall hold a special meeting of shareholders upon the call of the Corporation's chief executive officer or the Board of Directors, or if the holders of at least 10 percent of all votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date and deliver to the Secretary of the Corporation one or more written demands for the meeting describing the purpose or purposes for which it is to be held.

                  (b) The circuit court of the county where the Corporation's principal office is located, or, if the principal office is not in Oregon, where the registered office of the Corporation is or was last located, may summarily order a special meeting to be held upon the application of a shareholder of the Corporation who signed a valid demand for a special meeting if notice of the special meeting was not given within 30 days after the date the demand was delivered to the Corporation's Secretary or if the special meeting was not held in accordance with the notice.

Section 4.  NOTICE OF MEETINGS
            ------------------

                  (a) The Corporation shall notify shareholders in writing of the date, time and place of each annual and special shareholders meeting not earlier than 60 days nor less than 10 days before the meeting date. Unless Oregon law or the Restated Articles of Incorporation require otherwise, the Corporation is required to give notice only to shareholders entitled to vote at the meeting. Such notice is effective when mailed if it is mailed postage prepaid and is correctly addressed to the shareholder's address shown in the Corporation's current record of shareholders. Unless required by law or by the Restated Articles of Incorporation, notice of an annual meeting need not include a description of the purpose or purposes for which the meeting is called. Notice of a special meeting shall include a description of the purpose or purposes for which the meeting is called.

                  (b) If an annual or special shareholders meeting is adjourned to a different date, time or place, notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before adjournment. If a new record date for the adjourned meeting is fixed, or is required by law to be fixed, notice of the adjourned meeting shall be given to persons who are shareholders as of the new record date. A determination of shareholders entitled to notice of or to vote at a shareholders meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

                  (c) A shareholder's attendance at a meeting waives objection to (i) lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting; and (ii) consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

Section 5.  QUORUM AND VOTING REQUIREMENTS FOR VOTING GROUPS
            ------------------------------------------------

                  (a) Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless otherwise required by law or the Restated Articles of Incorporation, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

                  (b) In the absence of a quorum, a majority of those present in person or represented by proxy may adjourn the meeting from time to time until a quorum exists. Any business that might have been transacted at the original meeting may be transacted at the adjourned meeting if a quorum exists.

Section 6.  VOTING RIGHTS
            -------------

                  (a) The persons entitled to receive notice of and to vote at any shareholders meeting shall be determined from the records of the Corporation on the close of business on the day before the mailing of the notice or on such other date not more than 70 nor less than 10 days before such meeting as may be fixed in advance by the Board of Directors.

                  (b) Except as otherwise provided in the Restated Articles of Incorporation or by law, each outstanding share, regardless of class, is entitled to one vote on each matter voted on at a shareholders meeting. Only shares are entitled to vote.

                  (c) Unless otherwise provided in the Restated Articles of Incorporation or by law, if a quorum exists, action on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action.

                  (d) Unless otherwise provided in the Restated Articles of Incorporation, directors are elected by a plurality of the votes cast by holders of the shares entitled to vote in the election at a meeting at which a quorum is present.

Section 7.  VOTING OF SHARES BY CERTAIN HOLDERS
            -----------------------------------

                  (a) If the name signed on a vote, consent, waiver or proxy appointment corresponds to the name of a shareholder, the Corporation, if acting in good faith, is entitled to accept the vote, consent, waiver or proxy appointment and give it effect as the act of the shareholder. If the name signed on a vote, consent, waiver or proxy appointment does not correspond to the name of its shareholder, the Corporation, if acting in good faith, is nevertheless entitled to accept the vote, consent, waiver or proxy appointment and give it effect as the act of the shareholder if:

                           (i) The  shareholder is an entity and the name signed
                  purports to be that of an officer or agent of the entity;

                           (ii) The name signed purports to be that of an administrator, executor, guardian or conservator representing the shareholder and, if the Corporation requests, evidence of fiduciary status acceptable to the Corporation has been presented with respect to the vote, consent, waiver or proxy appointment;

                           (iii) The name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the Corporation requests, evidence of this status acceptable to the Corporation has been presented with respect to the vote, consent, waiver or proxy appointment;

                           (iv) The name signed purports to be that of a pledgee, beneficial owner or attorney-in-fact of the shareholder and, if the Corporation requests, evidence acceptable to the Corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote, consent, waiver or proxy appointment; or

                           (v) Two or more persons are the shareholder as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-owners and the person signing appears to be acting on behalf of all co-owners.

                  (b) Shares of the  Corporation are not entitled to be voted if
(i) they are owned, directly or indirectly, by another domestic or foreign corporation, and (ii) the Corporation owns, directly or indirectly, a majority of the shares entitled to be voted for directors of such other corporation. This paragraph does not limit the power of a corporation to vote any shares, including its own shares, held by it in a fiduciary capacity.

                  (c) Any redeemable shares which the Corporation may issue are not entitled to be voted after notice of redemption is mailed to the holders and a sum sufficient to redeem the shares has been deposited with a bank, trust company or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares.

Section 8.  PROXIES
            -------

                  A shareholder may vote shares either in person or by proxy. A shareholder may appoint a proxy to vote or otherwise act for the shareholder by signing an appointment form, either personally or by the shareholder's attorney-in-fact. An appointment of a proxy is effective when received by the Secretary or other officer or agent of the Corporation authorized to tabulate votes. An appointment is valid for 11 months unless a longer period is expressly provided in the appointment form. An appointment of a proxy is revocable by the shareholder unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest.

Section 9.  SHAREHOLDER LISTS
            -----------------

                  (a) After fixing a record date for a meeting, the Corporation shall prepare an alphabetical list of the names of all of its shareholders who are entitled to notice of the meeting. The list must be arranged by voting group, and within each voting group, by class or series of shares and show the address of and the number of shares held by each shareholder.

                  (b) The shareholder list shall be available for inspection by any shareholder, beginning two business days after notice of the meeting for which the list was prepared is given and continuing through the meeting. Such list shall be kept on file at the Corporation's principal office or at a place identified in the meeting notice in the city where the meeting will be held. A shareholder, or the shareholder's agent or attorney, shall be entitled on written demand to inspect and, subject to the requirements of law, to copy the list during regular business hours and at the shareholder's expense during the period it is available for inspection.

                  (c) The Corporation shall make the shareholder list available at the meeting, and any shareholder, or the shareholder's agent or attorney, is entitled to inspect the list at any time during the meeting or any adjournment.

                  (d) Refusal or failure to prepare or make available the shareholder list does not affect the validity of action taken at the meeting.

                                    ARTICLE 2
                              DIRECTORS: MANAGEMENT

Section 1.  POWERS
            ------

                  The Corporation shall have a Board of Directors. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation managed under the direction of, the Board of Directors, subject to any limitation set forth in the Restated Articles of Incorporation.
                                       5

Section 2.  NUMBER AND QUALIFICATIONS
            -------------------------

                  The Board of Directors shall consist of not less than one nor more than seven members. The Board of Directors may change the number of directors from time to time. Until increased or decreased by a resolution of the Board of Directors, the number of directors shall be two. Any decrease in the number of directors implemented by the Board of Directors does not shorten an incumbent director's term. Directors need not be residents of the state of Oregon or shareholders of the Corporation, unless required by the Restated Articles of Incorporation.

Section 3.  ELECTION AND TENURE OF OFFICE
            -----------------------------

                  The directors shall be elected by ballot at the annual meeting of the shareholders. To the extent and in the manner provided in the Corporation's Restated Articles of Incorporation, the Board of Directors shall be divided into classes, and elected as therein provided. At any time that the division into classes is not in effect, directors shall hold office until the next annual shareholders meeting following their election. The term of a director elected to fill a vacancy expires at the next shareholders meeting at which directors are elected, or if the Board of Directors is then divided into classes, pursuant to the terms of the class of director to which such director is elected. Despite the expiration of a director's term, the director continues to serve until the director's successor is elected or until there is a decrease in the number of directors. Subject to paragraph (c) of Section 4 of Article 2, a director's term of office will begin immediately after election.

Section 4.  VACANCIES
            ---------

                  (a) A vacancy in the Board of Directors will exist upon the death, resignation or removal of any director or upon an increase in the number of directors.

                  (b) Unless the Restated Articles of Incorporation provide otherwise, if a vacancy occurs on the Board of Directors the Board of Directors may fill the vacancy. If the directors remaining in office constitute fewer than a quorum of the Board, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

                  (c) A vacancy that will occur at a specific later date, by reason of a resignation effective at the later date or otherwise, may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

                  (d) If the vacancy has not been filled by action of the Board of Directors prior to the next meeting of the shareholders occurring after the vacancy was created, the shareholders may fill the vacancy.

Section 5.  RESIGNATION OF DIRECTORS
            ------------------------

                  A director may resign at any time by delivering written notice to the Board of Directors, its chairperson or the Corporation. Unless the notice specifies a later effective date, a resignation is effective at the earliest of the following: (a) when received; (b) five days after its deposit in the United States mail, as evidenced by the postmark, if mailed postage prepaid and correctly addressed; or (c) on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested and the receipt is signed by or on behalf of the addressee. Once delivered, a notice of resignation is irrevocable unless revocation is permitted by the Board of Directors.

Section 6.  REMOVAL OF DIRECTORS
            --------------------

                  The shareholders may remove one or more directors only for cause unless the Restated Articles of Incorporation provide that the directors may be removed with or without cause. A director may be removed by the shareholders only at a meeting called for the purpose of removing the director, and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the director.

Section 7.  MEETINGS
            --------

                  (a) The  Board  of  Directors   may  hold   regular or special
meetings in or out of the state of Oregon.

                  (b) Annual meetings of the Board of Directors shall be held without notice immediately following the adjournment of the annual meetings of the shareholders.

                  (c) Unless the Restated Articles of Incorporation provide otherwise, regular meetings of the Board of Directors may be held without notice of the date, time, place or purpose of the meeting. The Board of Directors may fix, by resolution, the time and place for the holding of regular meetings.

                  (d) Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Corporation's chief executive officer. The person calling a special meeting of the Board of Directors may fix the time and place of the special meeting.

Section 8.  NOTICE OF SPECIAL MEETINGS
            --------------------------

                  (a) Special meetings of the Board of Directors shall be preceded by at least 24 hours' notice of the date, time and place of the meeting. The notice need not describe the purpose of the special meeting unless required by the Restated Articles of Incorporation. The notice may be given orally, in person or by telephone, or delivered in writing either personally, by mail or by telegram. If in writing, such notice is effective at the earliest of the following: (i) when received; (ii) five days after its deposit in the United States mail, as evidenced by the postmark, if it is mailed postage prepaid and is correctly addressed to the director's address shown in the Corporation's records; or (iii) on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee. If given orally, such notice is effective when communicated.

                  (b) A director's attendance at or participation in a meeting waives any required notice to the director of the meeting unless the director at the beginning of the meeting, or promptly upon the director's arrival, objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

                  (c) Notice of the time and place of holding an adjourned meeting need not be given if such time and place are fixed at the meeting adjourned.

Section 9.  QUORUM AND VOTE
            ---------------

                  (a) Unless the Restated Articles of Incorporation provide otherwise, a majority of the directors in office shall constitute a quorum for the transaction of business. A majority of the directors present, in the absence of a quorum, may adjourn from time to time but may not transact any business.

                  (b) If a quorum is present when a vote is taken, the affirmative vote of a majority of directors present is the act of the Board of Directors unless the Restated Articles of Incorporation require the vote of a greater number of directors.

                  (c) A director of the Corporation who is present at a meeting of the Board of Directors, or is present at a meeting of a committee of the Board of Directors, when corporate action is taken is deemed to have assented to the action taken unless (i) the director objects at the beginning of the meeting, or promptly upon the director's arrival, to holding the meeting or transacting business at the meeting, (ii) the director's dissent or abstention from the action taken is entered in the minutes of the meeting, or (iii) the director delivers written notice of dissent or abstention to the presiding officer of the meeting before its adjournment or to the Corporation immediately after adjournment of the meeting. The right of dissent or abstention is not available to a director who votes in favor of the action taken.

Section 10.  COMPENSATION
             ------------

                  The Board of Directors may, by resolution, provide that the directors be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and provide that directors be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation for that service.

Section 11.  NOMINATION OF DIRECTORS
             -----------------------

                  (a) Only persons who are nominated in accordance with the procedures in this Section 11 shall be eligible for election as directors. If the presiding officer at an annual meeting of the shareholders determines that a nomination was not made in accordance with the procedures set forth in this
Section 11, the presiding officer shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded. Nominations of persons for election to the Board of Directors may be made at any annual meeting of shareholders (i) by or at the direction of the Board of Directors or (ii) by any shareholder of the Corporation (A) who is a shareholder of record on the date of the giving of notice provided for in this Section 11 and on the record date for the determination of shareholders entitled to vote at such meeting and (B) who complies with the notice procedures in this Section 11. In addition to any other applicable requirements, for a nomination to be made by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary.

                  (b) To be timely, the shareholder must have given prior written notice to the Secretary of the Corporation at its principal executive offices not less than 120 days nor more than 150 days before the date of the Corporation's proxy statement released to shareholders in connection with the previous year's annual meeting of shareholders, except as provided in the next sentence. If the Corporation did not hold an annual meeting of shareholders the previous year, or if the date of the Corporation's annual meeting of shareholders has been changed by more than 30 days from the date of the previous year's meeting, the shareholder must have given prior written notice to the Secretary of the Corporation, at its principal executive offices, on or before a date which is a reasonable time before the date on which the Corporation will begin to print and mail the proxy materials prepared for the meeting, as determined by the Corporation's Board of Directors and disclosed in the Corporation's earliest possible quarterly report filed under the Securities Exchange Act of 1934, as amended.

                  (c) To be in proper written form, a shareholder's notice to the Secretary must (i) set forth as to each person whom the shareholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the nominee, and
(D) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to
Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (ii) set forth as to the shareholder giving the notice (A) the name and address, as they appear on the Corporation's books, of such shareholder, (B) the class and number of shares of the Corporation which are beneficially owned by such shareholder, (C) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination or nominations are to be made by such shareholder, (D) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to nominate the persons named in the notice and (E) any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a signed written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

                                    ARTICLE 3
                      COMMITTEES OF THE BOARD OF DIRECTORS

Section 1.  GENERAL AUTHORITY
            -----------------

                  Subject to law, the provisions of the Restated Articles of Incorporation and these Restated Bylaws, the Board of Directors may appoint such committees as may be necessary from time to time, consisting of such number of its members and having such powers as it may designate. Each such committee shall have two or more members, who shall serve at the pleasure of the Board of Directors.

Section 2.  ACTION OF COMMITTEES
            --------------------

                  All actions of a committee shall be reflected in minutes to be kept of such meetings and reported to the Board of Directors at the next succeeding meeting thereof. The provisions of Article 2 of these Restated Bylaws governing meetings, notice and waiver of notice, and quorum and voting requirements of the Board of Directors apply to committees and their members as well.

Section 3.  EXECUTIVE COMMITTEE
            -------------------

                  Subject to the Oregon Business Corporation Act, the Restated Articles of Incorporation and contrary provisions as may be contained in the Restated Bylaws as amended from time to time, the Board of Directors may appoint an Executive Committee of at least three persons from among its members. When appointed, the Executive Committee shall have such powers as may be designated by the Board of Directors. Committee members shall hold office at the pleasure of the Board of Directors. All action of the Executive Committee shall be reported to the Board of Directors at the next succeeding meeting thereof. Meetings of the Executive Committee shall be called upon the request of any member thereof upon giving one day's notice to the other members of the committee. No action shall be taken by the committee except upon the affirmative vote of not less than two of its members.

Section 4.  AUDIT COMMITTEE
            ---------------

                  (a) An Audit Committee of the Board of Directors of the Corporation, composed of at least two members of the Board of Directors, shall be appointed at the annual meeting of the Board of Directors. At least a majority of the members of the Audit Committee shall be independent directors. For purposes of these Restated Bylaws, an "independent director" shall mean a person other than an officer or employee of the Corporation or its subsidiaries or any other individual having a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Each member of the Audit Committee shall serve until the next annual meeting of the Board of Directors and the due appointment and qualification of his or her successor. Any vacancy in the Audit Committee shall be filled by a majority vote of the Board of Directors. A majority of the members shall constitute a quorum and a majority of the quorum shall be required to adopt or approve any matters.

                  (b) The duties of the Audit Committee shall include, in addition to such other duties as may be specified by resolution of the Board of Directors from time to time, the following:

                      (i)  review  and  make  recommendations  to the  Board  of
         Directors   with  respect  to  the   engagement  or  discharge  of  the
         Corporation's independent auditors and the terms of the engagement;

                      (ii) review the policies and procedures of the Corporation and management with respect tomaintaining the Corporation's books and records; and

                      (iii) review with the independent auditors, upon completion of their audit, the results of the auditing engagement and any other recommendations the auditors may have with respect to the Corporation's financial, accounting or auditing systems.

                  (c) The Audit Committee is authorized to employ such experts and personnel, including those who are already employed or engaged by the Corporation, as the committee may deem to be reasonably necessary to enable it to ably perform its duties and satisfy its responsibilities.

Section 5.  COMPENSATION COMMITTEE
            ----------------------

                  A Compensation Committee of the Board of Directors of the Corporation, composed of at least two members of the Board of Directors, shall be appointed at the annual meeting of the Board of Directors. Directors who are appointed to the Compensation Committee may not be active or retired officers or employees of the Corporation or of any of its subsidiaries. Each member of the Compensation Committee shall serve until the next annual meeting of the Board of Directors and the due appointment and qualification of his or her successor. Any vacancy in the Compensation Committee shall be filled by a majority vote of the Board of Directors. A majority of the members of the Compensation Committee shall constitute a quorum, and a majority of the quorum shall be required to adopt or approve any matters. The duties of the Compensation Committee shall include, in addition to such other duties as may be specified by resolution of the Board of Directors from time to time, the following:

                           (i) consider and make recommendations to the Board of Directors regarding salaries and bonuses for elected officers of the Corporation, and prepare such reports with respect thereto as may be required by law;

                           (ii) consider, review and grant stock options, stock appreciation rights and other securities under the Corporation's stock option and stock incentive plans, and administer such plans; and

                           (iii) consider matters of director compensation, benefits and other forms of remuneration.

The Compensation Committee is authorized to employ such experts and consultants, including those already employed or engaged by the Corporation, as the committee may deem to be reasonably necessary to enable it to perform its duties and satisfy its responsibilities.

                                    ARTICLE 4
                                    OFFICERS

Section 1.  DESIGNATION; ELECTION
            ---------------------

                  (a) The officers of the Corporation shall be a President, a Secretary and such other officers and assistant officers as the Board of Directors may from time to time appoint, none of whom need be members of the Board of Directors. The officers shall be elected by, and hold office at the pleasure of, the Board of Directors. A duly appointed officer may appoint one or more officers or assistant officers if such appointment is authorized by the Board of Directors. The same individual may simultaneously hold more than one office in the Corporation.

                  (b) A vacancy in any office because of death, resignation, removal or any other cause shall be filled in the manner prescribed in these Restated Bylaws for regular appointments to such office.

Section 2.  COMPENSATION AND TERM OF OFFICE
            -------------------------------

                  (a) The compensation and term of office of all the officers of the Corporation shall be fixed by the Board of Directors.

                  (b) The Board of Directors may remove any officer at any time, either with or without cause.

                  (c) Any officer may resign at any time by giving written notice to the Board of Directors, the Corporation's chief executive officer or the Secretary of the Corporation. Unless the notice specifies a later effective date, a resignation is effective at the earliest of the following: (a) when received; (b) five days after its deposit in the United States mail, as evidenced by the postmark, if mailed postage prepaid and correctly addressed; or
(c) on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested and the receipt is signed by or on behalf of the addressee. Once delivered, a notice of resignation is irrevocable unless revocation is permitted by the Board of Directors. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board of Directors may fill the pending vacancy before the effective date, if the Board of Directors provides that the successor will not take office until the effective date.

                  (d) This section shall not affect the rights of the Corporation or any officer under anyexpress contract of employment.

Section 3.  CHAIRMAN OF THE BOARD
            ---------------------

                  The Chairman of the Board, if and when elected, shall preside at all meetings of the Board of Directors and at meetings of the shareholders, and shall have all powers and responsibilities attendant therewith.

Section 4.  PRESIDENT
            ---------

                  The President shall be the chief executive officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and affairs of the Corporation. In the absence of the Chairman of the Board, the President shall perform the duties and responsibilities of the Chairman of the Board. The
President shall be ex officio a member of all the standing committees of the Board of Directors (including the Executive Committee, if any), shall have the general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or these Restated Bylaws.

Section 5.  VICE PRESIDENTS
            ---------------

                  The Vice Presidents, if any, shall perform such duties as the Board of Directors prescribes. In the absence or disability of the President, the President's duties and powers shall be performed and exercised by a senior Vice President, as designated by the Board of Directors.

Section 6.  SECRETARY
            ---------

                  (a) The Secretary shall keep or cause to be kept at the principal office, or such other place as the Board of Directors may order, a book of minutes of all meetings of directors and shareholders showing the time and place of the meeting, and if a special meeting, how authorized, the notice given, the names of those present at directors meetings, the number of shares present or represented at shareholders meetings and the proceedings thereof.

                  (b) The Secretary shall keep or cause to be kept, at the principal office or at the office of the Corporation's transfer agent, a share register, or a duplicate share register, showing the names of the shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for such shares and the number and date of cancellation of certificates surrendered for cancellation.

                  (c) The Secretary shall give or cause to be given such notice of the meetings of the shareholders and of the Board of Directors as is required by these Restated Bylaws. If the Corporation elects to have a seal, the Secretary shall keep the seal and affix it to all documents requiring a seal. The Secretary shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Restated Bylaws.

Section 7.  TREASURER
            ---------

                  The Treasurer, if any, shall be responsible for the funds of the Corporation, shall pay them out only on the checks of the Corporation signed in the manner authorized by the Board of Directors, shall deposit and withdraw such funds in such depositories as may be authorized by the Board of Directors, and shall keep full and accurate accounts of receipts and disbursements in books maintained at the Corporation's principal offices.

Section 8.  ASSISTANTS
            ----------

                  The Board of Directors may appoint or authorize the appointment of assistants to the Secretary or Treasurer, or both. Such assistants may exercise the powers of the Secretary or Treasurer, as the case may be, and shall perform such duties as are prescribed by the Board of Directors.

                                    ARTICLE 5
                   CORPORATE RECORDS AND REPORTS - INSPECTION

Section 1.  RECORDS
            -------

                  The Corporation shall maintain all records required by law. All such records shall be kept at its principal office, registered office or at any other place designated by the Corporation's chief executive officer, or as otherwise provided by law.

Section 2.  INSPECTION OF RECORDS
            ---------------------

                  The records of the Corporation shall be open to inspection by the shareholders or the shareholders' agents or attorneys in the manner and to the extent required by law.

Section 3.  CHECKS, DRAFTS, ETC.
            --------------------

                  All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as may be determined from time to time by resolution of the Board of Directors.

Section 4.  EXECUTION OF DOCUMENTS
            ----------------------

                  The Board of Directors may, except as otherwise provided in these Restated Bylaws, authorize any officer or agent of the Corporation to enter into any contract or execute any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances. Unless so authorized by the Board of Directors, or unless inherent in the authority vested in the office under the provision of these Restated Bylaws, no officer, agent or employee of the Corporation shall have any power or authority to bind the Corporation by any contract or engagement, or to pledge its credit, or to render it liable for any purpose or for any amount.

                                    ARTICLE 6
                       CERTIFICATES AND TRANSFER OF SHARES

Section 1.  CERTIFICATES FOR SHARES
            -----------------------

                  (a) Certificates for shares shall be in such form as the Board of Directors may designate, shall designate the name of the Corporation and the state law under which the Corporation is organized, shall state the name of the person to whom the shares represented by the certificate are issued, and shall state the number and class of shares and the designation of the series, if any, the certificate represents. If the Corporation is authorized to issue different classes of shares or different series within a class, the designations, relative rights, preferences and limitations applicable to each class, the variations and rights, preferences and limitations determined for each series and the authority of the Board of Directors to determine variations for future series shall be summarized on the front or back of each certificate, or each certificate may state conspicuously on its front or back that the Corporation will furnish shareholders with this information on request in writing and without charge.

                  (b) Each certificate for shares must be signed, either manually or in facsimile, by the Chairman, the President or a Vice President and the Secretary or an Assistant Secretary of the Corporation. The certificates may bear the corporate seal or its facsimile.

                  (c) If any officer who has signed a share certificate, either manually or in facsimile, no longer holds office when the certificate is issued, the certificate is nevertheless valid.

Section 2.  TRANSFER ON THE BOOKS
            ---------------------

                  Upon surrender to the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and subject to any limitations on transfer in these Restated Bylaws, appearing on the certificate or in the Corporation's stock transfer records, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 3.  LOST, STOLEN OR DESTROYED CERTIFICATES
            --------------------------------------

                  In the event a certificate is represented to be lost, stolen or destroyed, a new certificate shall be issued in place thereof upon such proof of the loss, theft or destruction and upon the giving of such bond or other indemnity as may be required by the Board of Directors.

Section 4.  TRANSFER AGENTS AND REGISTRARS
            ------------------------------

                  The Board of Directors may from time to time appoint one or more transfer agents and one or more registrars for the shares of the Corporation who shall have such powers and duties as the Board of Directors may specify.

Section 5.  CLOSING STOCK TRANSFER BOOKS
            ----------------------------

                  The Board of Directors may close the transfer books for a period not exceeding 70 days nor less than 10 days preceding any annual or special meeting of the shareholders or the day appointed for the payment of a dividend.

                                    ARTICLE 7
                               GENERAL PROVISIONS

Section 1.  SEAL
            ----

                  If the Corporation elects to have a corporate seal, the seal will be circular in form and will have inscribed thereon the name of the Corporation and the state of its incorporation.

Section 2.  AMENDMENT OF RESTATED BYLAWS
            ----------------------------

                  (a) Except as otherwise provided by law or by the Restated Articles of Incorporation, the Board of Directors may amend or repeal these Restated Bylaws unless:

                           (i) The Restated  Articles of Incorporation or Oregon
                  law reserve this power exclusively to the shareholders in whole or in part; or

                           (ii) The  shareholders  in  amending  or  repealing a
                  particular Bylaw provide expressly that the Board of Directors may not amend or repeal that Bylaw.

                  (b) Subject to the Restated Articles of Incorporation, the Corporation's shareholders may amend or repeal these Restated Bylaws even though these Restated Bylaws may also be amended or repealed by the Board of Directors, except as expressly otherwise provided in any provision of these Restated Bylaws.

                  (c) Whenever an amendment or new Bylaw is adopted, it shall be copied in the minute book with the original Restated Bylaws in the appropriate place. If any Bylaw is repealed, the fact of repeal and the date on which the repeal occurred shall be stated in such book and place.

Section 3.  WAIVER OF NOTICE
            ----------------

                  (a) A shareholder may at any time waive any notice required by law, the Restated Articles of Incorporation or these Restated Bylaws. Except as otherwise provided in paragraph (c) of Section 4 of Article 1 of these Restated Bylaws, the waiver shall be in writing, shall be signed by the shareholder entitled to the notice, and shall be delivered to the Corporation for inclusion in the minutes or filing with the corporate records.

                  (b) A director may at any time waive any notice required by law, the Restated Articles of Incorporation or these Restated Bylaws. Except as otherwise provided in paragraph (b) of Section 8 of Article 2 of these Restated Bylaws, the waiver shall be in writing, shall be signed by the director entitled to the notice, shall specify the meeting for which notice is waived and shall be filed with the minutes or appropriate records.

Section 4.  ACTION WITHOUT A MEETING
            ------------------------

                  (a) Action required or permitted by law to be taken at a shareholders meeting may be taken without a meeting if the action is taken by all the shareholders entitled to vote on the action. The action shall be evidenced by one or more written consents describing the action taken, signed by all the shareholders entitled to vote on the action and delivered to the Corporation for inclusion in the minutes or filing with the corporate records. Action taken under this Section 4 is effective when the last shareholder signs the consent, unless the consent specifies an earlier or later effective date. If not otherwise determined by law, the record date for determining shareholders entitled to take action without a meeting is the date the first shareholder signs the consent. A consent signed under this Section 4 has the effect of a meeting vote and may be described as such in any document.

                  (b) Unless the Restated Articles of Incorporation or Restated Bylaws provide otherwise, action required or permitted by law to be taken at a meeting of the Board of Directors, or at a meeting of a committee of the Board of Directors, may be taken without a meeting if the action is taken by all members of the Board. The action shall be evidenced by one or more written consents describing the action taken, signed by each director and included in the minutes or filed with the corporate records reflecting the action taken. Action taken under this section is effective when the last director signs the consent, unless the consent specifies an earlier or later effective date. A consent signed under this section has the effect of a meeting vote and may be described as such in any document.

Section 5.  TELEPHONIC MEETINGS
            -------------------

                  Unless the Restated Articles of Incorporation provide otherwise, the Board of Directors may permit any or all directors to participate in a regular or special meeting by, or conduct the meeting through, use of any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

                                    ARTICLE 8
                                 INDEMNIFICATION

                  (a) The Corporation shall indemnify to the fullest extent permitted by law, any person who is made, or threatened to be made, a party to or witness in, or is otherwise involved in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative, or otherwise (including any action, suit or proceeding by or in the right of the Corporation) by reason of the fact that:

                           (i) the person is or was a director or officer of the
                  Corporation  or any of its subsidiaries;

                           (ii) the  person  is or was  serving  as a  fiduciary
                  within the meaning of the Employee Retirement Income Security Act of 1974 with respect to any employee benefit plan of the Corporation or any of its subsidiaries; or

                           (iii) the person is or was serving, at the request of
                  the Corporation or any of its subsidiaries, as a director or officer, or as a fiduciary of an employee benefit plan, of another corporation, partnership, joint venture, trust or other enterprise.

                   (b) The Corporation may indemnify its employees and other agents to the fullest extent permitted by law.

                   (c) The expenses incurred by a director or officer or other indemnified personin connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative, or otherwise, which the director or officer is made or threatened to be made a party to or witness in, or is otherwise involved in, shall be paid by the Corporation in advance upon written request if the indemnified person:

                           (i) furnishes the Corporation a written  affirmation
                  that in good faith the person believes that he or she is entitled to be indemnified by the Corporation; and

                           (ii) furnishes the Corporation a written  undertaking
                  to repay such advance to the extent that it is ultimately determined by a court that such person is not entitled to be indemnified by the Corporation. Such advances shall be made without regard to the person's ability to repay such expenses and without regard to the person's ultimate entitlement to indemnification under this Article or otherwise.

                  (d) The rights of indemnification provided in this Article 8 shall be in addition to any rights to which a person may otherwise be entitled under any articles of incorporation, bylaw, agreement, statute, policy of insurance, vote of shareholders or Board of Directors, or otherwise; shall continue as to a person who has ceased to be a director, officer, employee or agent of the Corporation; and shall inure to the benefit of the heirs, executors and administrators of such person.

                  (e) Any repeal of this Article 8 shall be prospective only and no repeal or modification of this Article 8 shall adversely affect any right or protection that is based upon this Article 8 and pertains to an act or omission that occurred prior to the time of such repeal or modification.

                  (f) As a condition  precedent  to  indemnification  under this
Article 8, not later than 30 days after receipt by the director or officer of notice of the commencement of any proceeding the director or officer shall, if a claim in respect of the proceeding is to be made against the Corporation under this Article 8, notify the Corporation in writing of the commencement of the proceeding. The failure to properly notify the Corporation shall not relieve the Corporation from any liability which it may have to the director or officer otherwise than under this Article 8. With respect to any proceeding as to which the director or officer so notifies the Corporation of the commencement:

                           (i) The Corporation shall be entitled to participate in the proceeding at its own expense.

                           (ii) Except as otherwise  provided in this  paragraph
         (f), the Corporation may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense of the proceeding, with legal counsel reasonably satisfactory to the director or officer. The director or officer shall have the right to use separate legal counsel in the proceeding, but the corporation shall not be liable to the director or officer under this Article 8 for the fees and expenses of separate legal counsel incurred after notice from the Corporation of its assumption of the defense, unless (A) the director or officer reasonably concludes that there may be a conflict of interest between the Corporation and the director or officer in the conduct of the defense of the proceeding, or (B) the Corporation does not use legal counsel to assume the defense of such proceeding. The Corporation shall not be entitled to assume the defense of any proceeding brought by or on behalf of the Corporation or as to which the director or officer has made the conclusion provided for in (A) above.

                           (iii) If two or more persons who may be entitled to indemnification from the Corporation, including the director or officer seeking indemnification, are parties to any proceeding, the Corporation may require the director or officer to use the same legal

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

         counsel as the other parties. The director or officer shall have the right to use separate legal counsel in the proceeding, but the Corporation shall not be liable to the director or officer under this
         Article 8 for the fees and expenses of separate legal counsel incurred after notice from the Corporation of the requirement to use the same legal counsel as the other parties, unless the director or officer reasonably concludes that there may be a conflict of interest between the director or officer and any of the other parties required by the Corporation to be represented by the same legal counsel.

                           (iv) The Corporation shall not be liable to indemnify the director or officer under this Article 8 for any amounts paid in settlement of any proceeding effected without its written consent, which shall not be unreasonably withheld. The director or officer shall permit the Corporation to settle any proceeding that the Corporation assumes the defense of, except that the Corporation shall not settle any action or claim in any manner that would impose any penalty or limitation on the director or officer without such person's written consent.

                  (g) Notwithstanding any provision in this Article 8, the Corporation shall not be obligated under this Article 8 to make any indemnification or advance any expenses in connection with any claim made against any director or officer:

                           (i) for which payment is required to be made to or on behalf of the director or officer under any insurance policy, except with respect to any excess amount to which the director or officer is entitled under this Article 8 beyond the amount of payment under such insurance policy;

                           (ii) if a court having jurisdiction in the matter finally determines that such indemnification is not lawful under any applicable statute or public policy;

                           (iii) in connection with any proceeding (or part of any proceeding) initiated by the director or officer, or any proceeding by the director or officer against the Corporation or its directors, officers, employees or other persons entitled to be indemnified by the Corporation, unless: (A) the Corporation is expressly required by law to make the indemnification; (B) the proceeding was authorized by the Board of Directors; or (C) the director or officer initiated the proceeding pursuant to subsection (i) of this Article 8 and the director or officer is successful in whole or in part in such proceeding; or

                           (iv) for an accounting of profits made from the purchase and sale by the director or officer of securities of the Corporation within the meaning of Section 16(b) of the Exchange Act, or similar provision of any state statutory law or common law.

                  (h) In the event of payment under this Article 8, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the director or officer. The director or officer shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.

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

                  (i)  Without  the   necessity  of  entering  into  an  express
contract, all rights to indemnification and advances to directors and officers under this Article 8 shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the Corporation and the director or officer. Any director or officer may enforce any right to indemnification or advances under this Article 8 in any court of competent jurisdiction if: (i) the Corporation denies the claim for indemnification or advances, in whole or in part, or (ii) the Corporation does not dispose of such claim within 45 days of request therefor. It shall be a defense to any such enforcement action (other than an action brought to enforce a claim for advancement of expenses pursuant to, and in compliance with, this Article 8) that the director or officer is not entitled to indemnification under this
Article 8. However, except as provided in subsection (f) of this Article 8, the Corporation shall not assert any defense to an action brought to enforce a claim for advancement of expenses pursuant to this Article 8 if the director or officer has tendered to the Corporation the affirmation and undertaking required hereunder. The burden of proving by clear and convincing evidence that indemnification is not appropriate shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because the director or officer has met the applicable standard of conduct nor an actual determination by the Corporation (including its Board of Directors or independent legal counsel) that indemnification is improper because the director or officer has not met such applicable standard of conduct, shall be asserted as a defense to the action or create a presumption that the director or officer is not entitled to indemnification under this Article 8 or otherwise. The director's or officer's expenses incurred in connection with successfully establishing such person's right to indemnification or advances, in whole or in part, in any proceeding shall also be paid or reimbursed by the Corporation.

                  (j) The rights conferred on any person by this Article 8 shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                  (k) To the fullest extent permitted by law, the Corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Article 8.

                  (l) If this Article 8 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and officer to the full extent not prohibited by any applicable portion of this Article 8 that shall not have been invalidated, or by any other applicable law.

                                    ARTICLE 9
                     TRANSACTIONS WITH INTERESTED DIRECTORS

Section 1.  VALIDITY OF TRANSACTION
            -----------------------

                  No transaction involving the Corporation shall be voidable by the Corporation solely because of a director's direct or indirect interest in the transaction if:

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

                  (a) The material facts of the transaction and the director's interest were disclosed or known to the Board of Directors or a committee of the Board of Directors, and the Board of Directors or committee authorized, approved or ratified the transaction; or

                  (b) The material facts of the transaction and the director's interest were disclosed or known to the shareholders entitled to vote and a majority of those shareholders authorized, approved or ratified the transaction; or

                  (c)      The transaction was fair to the Corporation.
                  Solely for purposes of this Article 9, a director of the Corporation has an indirect interest in a transaction if another entity in which the director has a material financial interest or in which the director is a general partner is a party to the transaction or the transaction is with another entity of which the director is a director, officer or trustee and the transaction is or should be considered by the Board of Directors.

Section 2.  APPROVAL BY BOARD
            -----------------

                  For purposes of Section 1, a transaction in which a director has an interest is authorized, approved or ratified if it receives the affirmative vote of a majority of the directors on the Board of Directors, or on the committee, who have no direct or indirect interest in the transaction. A transaction may not be authorized, approved or ratified under this Article 9 by a single director. If a majority of the directors who have no direct or indirect interest in the transaction vote to authorize, approve or ratify the transaction, a quorum shall be deemed to be present for the purpose of taking action under this Article 9. The presence of, or a vote cast by, a director with a direct or indirect interest in the transaction does not affect the validity of any action taken by the Board of Directors or a committee thereof if the transaction is otherwise authorized, approved or ratified in any manner as provided in Section 1.

Section 3.  APPROVAL BY SHAREHOLDERS
            ------------------------

                  For purposes of Section 1, a transaction in which a director has an interest is authorized, approved or ratified if it receives the vote of a majority of the shares entitled to be counted under this Article 9, voting as a single voting group. Shares owned by or voted under the control of a director who has a direct or indirect interest in the transaction, and shares owned by or voted under the control of any entity affiliated with the director as described in Section 1 may be counted in a vote of shareholders to determine whether to authorize, approve or ratify a transaction by vote of the shareholders under this Article 9. A majority of the shares, whether or not present, that are entitled to be counted in a vote on the transaction under this Article 9 constitutes a quorum for the purpose of taking action under this Article 9.



                                   ARTICLE 10
                        LIMITATION OF DIRECTOR LIABILITY

                  To the fullest extent permitted by law, no director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for conduct as a director. For example, without limiting the generality of the foregoing, if the Oregon Revised Statutes are amended, after this Article 10 becomes effective, to authorize corporate action further eliminating or limiting the personal liability of directors of the Corporation, then the liability of directors of the Corporation shall be eliminated or limited to the fullest extent permitted by the Oregon Revised Statutes, as so amended. No amendment or repeal of this Article 10, nor the adoption of any provision of these Restated Bylaws inconsistent with this Article 10, nor a change in the law, shall adversely affect any right or protection that is based upon this Article 10 and pertains to conduct that occurred prior to the time of such amendment, repeal, adoption or change. No change in the law shall reduce or eliminate the rights and protections set forth in this Article 10 unless the change in the law specifically requires such reduction or elimination.

ADOPTED BY SHAREHOLDERS:  JANUARY 27, 1995

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